SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 19, 2002

KENTUCKY ELECTRIC STEEL, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)


  0-22416                           61-1244541
  -------                           ----------
(Commission File Number)         (I.R S. Employer
                                 Identification No.


P.O. Box 3500, Ashland, Kentucky 41105-3500
(Address of principal executive offices) (zip code)

(606) 929-1222
(Registrant's telephone number, including area code)


ITEM 4. Changes in Registrant's Certifying Accountant.

(a) 	Effective July 19, 2002, the Board of Directors of Kentucky
Electric Steel, Inc. (the "Company"), based upon a recommendation of the Audit Committee, decided to dismiss Arthur Andersen LLP as the independent public accountant to audit the consolidated financial statements of the Company.

(b) Following a review of the Company's accounting services in recent years, the Board of Directors, upon the recommendation of the Audit Committee, approved the selection of Deloitte & Touche LLP as the Company's independent accountants to replace Arthur Andersen, effective July 19, 2002.

(c) Arthur Andersen's report on the Company's financial statements for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period preceding the replacement of Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen, would have caused them to make a reference to the subject matter of the disagreement(s) in connection with its report. The Company has authorized Arthur Andersen to respond fully to any inquiries by Deloitte & Touche.

(d) Arthur Andersen did not advise the Company either during the Company's two most recent fiscal years or during the subsequent interim period preceding the Company's decision not to extend Arthur Andersen's engagement:

	(1) that the internal controls necessary for the Company to develop reliable financial statements did not exist;

	(2) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

	(3) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or any subsequent interim period that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or
(ii) have caused it to be unwilling to rely on management's representations or be associated with the Company's financial statements; or

	(4) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report in those financial statements.

(e) As stated above, the Company has engaged Deloitte & Touche, independent accountant, as the principal accountant to audit the consolidated financial statements of the Company for fiscal year 2002, effective July 19, 2002.

(f) During the two most recent fiscal years and during the interim period prior to engaging Deloitte & Touche, neither the Company nor anyone on its behalf consulted Deloitte & Touche regarding either: (a) the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company that Deloitte & Touche concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or a reportable event.

(g) A letter from Arthur Andersen addressed to the Securities and Exchange Commission pursuant to Regulation S-K, Item 304(a)(3) has been included as Exhibit 16 to this Form 8-K.


ITEM 7. EXHIBITS.

(c) The following exhibit is filed as part of this report on Form 8-K.

	16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated July 19, 2002, regarding its agreement with the statements made in paragraphs (a), (c) and (d) of Item 4 of the current report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 19, 2002    KENTUCKY ELECTRIC STEEL, INC.




By: /s/ William J. Jessie
   -------------------------
Name:   William J. Jessie
Title:  Vice President - Finance, Secretary,
Treasurer and Chief Financial Officer





EXHIBIT INDEX
Index Number 16
Exhibit Description
Letter from Arthur Andersen LLP to the Securities and Exchange
Commission dated July 19, 2002, regarding its agreement with the statements made in paragraph (a), (c) and (d) of Item 4 in the current report on Form 8-K.


EXHIBIT 16



Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C. 20549

July 19, 2002

Dear Sir/Madam:

We have read paragraphs (a), (c) and (d) of Item 4 included in the Form 8-K dated July 19, 2002 of Kentucky Electric Steel, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


/s/Arthur Andersen LLP

Arthur Andersen LLP


cc: Mr. William J. Jessie, Vice President - Finance, Chief Financial Officer, Treasurer, and Secretary Kentucky Electric Steel, Inc.